UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	November 21, 2005

First Business Financial Services, Inc.
(Exact name of Registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant's Telephone Number)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On November 8, 2005, management and the Audit Committee of the Board of Directors of First Business Financial Services, Inc. (“FBFS”) determined that FBFS must restate its previously issued financial statements for the first two quarters of 2005 and for the years ended December 31, 2004, 2003, 2002 and restate financial information for the year ended December 31, 2001 and each of the quarters in 2004, and that these previously issued financial statements should no longer be relied upon, as a result of accounting treatment related to its interest rate swaps associated with money market deposit accounts (“MMDAs”), variable rate loans (“Loans”), trust preferred securities (“TPSs”) and brokered certificates of deposit (“CDs”).

Since 2001, FBFS has entered into various interest rate swaps to hedge the interest rate risk inherent in its MMDAs and Loans. Since inception of the hedging program, FBFS has applied the “short-cut” method of cash flow hedge accounting under Statement of Financial Accounting Standards No. 133 (“SFAS 133”) to account for the interest rate swaps. Subsequent to June 30, 2005, FBFS determined that these hedging relationships did not qualify for the “short-cut” method because the hedged items consisted of a pool of MMDAs and a pool of Loans that were not the same recognized liabilities and assets over the life of the respective swaps.

In December 2001, FBFS Statutory Trust I (the “Trust”), a business trust wholly owned by FBFS sold preferred securities and FBFS simultaneously entered into an interest rate swap to hedge the interest rate risk. Since inception of the swap, FBFS has applied the “short-cut” method of cash flow hedge accounting under SFAS 133 to account for the swap. Effective in the year beginning January 1, 2004, in accordance with the application of the Financial Accounting Standards Board Interpretation No. 46 (revised) (“FIN 46R”) FBFS deconsolidated the Trust. Subsequent to June 30, 2005 FBFS determined that this hedging relationship no longer qualifies for hedge accounting because upon adoption of FIN 46R, FBFS did not dedesignate the existing hedge relationship and redesignate a new hedging relationship.

Additionally, since the third quarter of 2004, FBFS has entered into various interest rate swaps to hedge the interest rate risk inherent in certain of its brokered CDs. Since inception of the hedging program, FBFS has applied the “short-cut” method of fair value hedge accounting under SFAS 133 to account for the swaps. Subsequent to June 30, 2005 FBFS determined that these swaps did not qualify for the “short-cut” method because the form of payment of the broker fee incurred to acquire the related CD was determined to have caused the swaps not to have a zero value at inception.

Although for the MMDA, Loan and CD swaps the financial statement impact of applying the alternative “long-haul” method of documentation using SFAS 133 rather than the “short-cut” method is believed to result in no material difference in the hedge effectiveness of the swaps and management believes these interest rate swaps have been effective as economic hedges, hedge accounting under SFAS 133 is not allowed for the affected periods because the hedge documentation required for the “long-haul” method was not in place at the inception of the hedge. Similarly the TPS swap remained economically effective but under SFAS 133 hedge accounting is not allowed for the affected periods because the required documentation was not in place on the date FIN 46R was adopted.

As a result the financial statements for all affected periods through June 30, 2005 reflect a cumulative charge of $375 thousand, net of income taxes, to account for the interest rate swaps referred to above as if hedge accounting was never applied to them. In addition, third quarter 2005 includes a charge of approximately $135 thousand, net of income taxes, to reflect the same treatment.

Cash flow hedge accounting allows a company to record the net settlement of interest payments related to the swap contracts in net interest income and the changes in fair value on the related interest rate swaps in shareholders’ equity as part of accumulated other comprehensive income. Eliminating the application of cash flow hedge accounting causes the changes in fair value of the related interest rate swaps to be included in non-interest income (instead of accumulated other comprehensive income in shareholders’ equity). Additionally, the net settlement of interest payments related to the swap contracts was reclassified from net interest income to non-interest income.

Fair value hedge accounting allows a company to record the change in fair value of the hedged item, in this case, brokered CDs, as an adjustment to income as an offset to the fair value adjustment on the related interest rate swap. Eliminating the application of fair value hedge accounting reverses the fair value adjustments that have been made to the brokered CDs. Additionally, the net cash settlement payments during each of the above periods for these interest rate swaps were reclassified from net interest income to non-interest income.

FBFS plans to amend its Registration Statement on Form 10/A including financial statements for the years ended December 31, 2004, 2003 and 2002 and interim financial statements for the quarter ended March 31, 2005 and its Quarterly Report on Form 10–Q/A for the quarter ended June 30, 2005 to reflect the proper accounting treatment. This Form 8–K has been filed to reflect a summary of the changes to the balance sheet and income statement line items for the periods included in these reports.

Effects of the restatement by line item follow for the periods presented in the Registration Statement on Form 10. The tax effect of the adjustments has been calculated using the Corporation’s marginal effective rate of 39.2%.

	Impact to Consolidated Balance Sheets
	(In thousands)
	December 31, 2004		December 31, 2003
	As Previously Reported	As Restated	As Previously Reported	As Restated
Other liabilities	$9,806	$9,842	$10,445	$10,431
Total liabilities	524,774	524,810	488,143	488,129
Retained earnings	17,229	16,752	13,861	13,000
Accumulated other comprehensive loss, net of tax	(1,118)	(677)	(1,978)	(1,103)
Total shareholders' equity	38,177	38,141	25,976	25,990

	Impact to Consolidated Statements of Income (In thousands, except per share data)
	Year Ended December 31,
	2004		2003		2002
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Interest income on loans and leases	$25,861	$25,861	$25,367	$25,221	$25,825	$25,536
Total interest and dividend income	28,136	28,136	27,151	27,005	27,932	27,643
Interest expense on deposits	10,091	9,614	10,767	9,969	13,820	13,205
Interest expense on junior subordinated debentures	894	893	883	883	899	899
Total interest expense	11,727	11,250	12,475	11,677	15,581	14,966
Net interest income	16,409	16,886	14,676	15,328	12,351	12,677
Net interest income after provision for loan and lease losses	16,949	17,426	14,476	15,128	8,737	9,063
Change in fair value of interest rate swaps	--	976	--	285	--	(2,013)
Net cash settlement of interest rate swaps	--	(829)	--	(653)	--	(326)
Non interest income	3,097	3,245	3,933	3,566	2,299	(40)
Income before income tax expense	6,889	7,514	6,236	6,521	1,298	(715)
Income tax expense (benefit)	3,014	3,255	761	873	261	(528)
Net income (loss)	3,875	4,259	5,475	5,648	1,037	(187)
Earnings (loss) per share:
Basic	$1.72	$1.89	$2.72	$2.81	$0.52	$(0.09)
Diluted	$1.67	$1.83	$1.93	$2.02	$0.49	N.M.
N.M. - Not Meaningful

	Impact to Consolidated Statements of Changes In Shareholders' Equity and Comprehensive Income (Loss) (In thousands)
	Year Ended December 31,
	2004		2003		2002
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Total shareholders’ equity, January 1	$25,976	$25,990	$20,728	$20,824	$21,213	$21,381
Net income (loss)	3,875	4,259	5,475	5,648	1,037	(187)
Other comprehensive income (loss), net of tax	860	426	37	(218)	(1,241)	(89)
Total shareholders’ equity, December 31	38,177	38,141	25,976	25,990	20,728	20,824

	Impact to Consolidated Statements of Cash Flows (In thousands)
	Year Ended December 31,
	2004		2003		2002
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Cash Flows from Operating Activities:
Net income	$3,875	$4,259	$5,475	$5,648	$1,037	$(187)
Deferred income taxes	2,353	2,594	1,179	1,291	614	(175)
Depreciation, amortization and accretion, net	830	1,181	1,013	1,013	712	712
Change in fair value on interest rate swaps	--	(976)	--	(285)	--	2,013
Cash Flows from Operating Activities	4,254	4,254	7,132	7,132	3,879	3,879

	Impact to Consolidated Balance Sheets
	(In thousands) (Unaudited)
	March 31, 2005		March 31, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Other liabilities	$10,453	$10,863	$8,817	$8,803
Total liabilities	558,160	558,570	481,958	481,944
Retained earnings	18,799	18,278	14,647	13,475
Accumulated other comprehensive loss, net of tax	(1,482)	(1,371)	(1,769)	(583)
Total shareholders' equity	39,442	39,032	26,973	26,987

	Impact to Consolidated Statements of Income (In thousands, except per share data) (Unaudited)
	Three Months Ended March 31,
	2005		2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Interest income on loans and leases	$7,211	$7,211	$6,005	$6,005
Total interest and dividend income	7,956	7,956	6,568	6,568
Interest expense on deposits	3,238	3,266	2,392	2,187
Interest expense on junior subordinated debentures	221	228	222	220
Total interest expense	3,637	3,672	2,804	2,598
Net interest income	4,319	4,284	3,764	3,970
Net interest income after provision for loan and lease losses	4,254	4,219	3,764	3,970
Change in fair value of interest rate swaps	--	(64)	--	(314)
Net cash settlement of interest rate swaps	--	(31)	--	(300)
Non interest income	1,783	1,688	690	76
Income before income tax expense	2,462	2,333	1,187	780
Income tax expense	892	807	401	305
Net income	1,570	1,525	786	475
Earnings per share:
Basic	$0.65	$0.63	$0.39	$0.24
Diluted	$0.64	$0.62	$0.37	$0.22

	Impact to Consolidated Statements of Changes In Shareholders’ Equity and Comprehensive Income (Loss) (In thousands) (Unaudited)
	March 31, 2005		March 31, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Total shareholders’ equity, January 1	$38,177	$38,141	$25,976	$25,990
Net income	1,570	1,525	786	475
Other comprehensive income (loss), net of tax	(364)	(694)	209	520
Total shareholders’ equity, March 31	39,442	39,031	26,973	26,987

	Impact to Consolidated Statements of Cash Flows (In thousands) (Unaudited)
	Three Months Ended
	March 31, 2005		March 31, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Cash Flows from Operating Activities:
Net income	$1,570	$1,525	$786	$475
Deferred income taxes	18	(67)	1	(96)
Depreciation, amortization and accretion, net	202	268	171	265
Change in fair value of interest rate swaps	--	64	--	314
Cash Flows from Operating Activities	5,115	5,115	(1,167)	(1,167)

Effects of the restatement by line item follow for the periods presented in the June 30, 2005 10-Q. The tax effect of the adjustments has been calculated using the Corporation’s marginal effective rate of 39.2%.

	Impact to Consolidated Balance Sheets
	(In thousands) (Unaudited)
	June 30, 2005		June 30, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Other liabilities	$9,706	$9,802	$10,719	$10,702
Total liabilities	564,325	564,421	508,118	508,101
Retained earnings	19,598	19,223	15,500	15,162
Accumulated other comprehensive loss, net of tax	(1,250)	(971)	(1,632)	(1,285)
Total shareholders’ equity	40,514	40,418	35,746	35,755

	Impact to Consolidated Statements of Income (In thousands, except per share data) (Unaudited)
	Three Months Ended June 30,
	2005		2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Interest expense on deposits	$3,824	$3,850	$2,282	$2,089
Interest expense on junior subordinated debentures	223	234	223	220
Total interest expense	4,303	4,340	2,684	2,488
Net interest income	4,560	4,523	4,110	4,307
Net interest income after provision for loan and lease losses	4,560	4,523	4,110	4,307
Change in fair value of interest rate swaps	--	336	--	1,304
Net cash settlement of interest rate swaps	--	(21)	--	(289)
Non interest income	780	1,095	775	1,790
Income before income tax expense	1,594	1,872	1,772	2,983
Income tax expense	517	649	683	1,060
Net income	1,077	1,223	1,089	1,923
Earnings per share:
Basic	$0.45	$0.51	$0.51	$0.89
Diluted	$0.44	$0.50	$0.48	$0.85

	Impact to Consolidated Statements of Income (In thousands, except per share data) (Unaudited)
	Six Months Ended June 30,
	2005		2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Interest expense on deposits	$7,062	$7,116	$4,675	$4,276
Interest expense on junior subordinated debentures	444	462	444	440
Total interest expense	7,940	8,012	5,488	5,085
Net interest income	8,879	8,807	7,874	8,278
Net interest income after provision for loan and lease losses	8,814	8,742	7,874	8,278
Change in fair value of interest rate swaps	--	272	--	990
Net cash settlement of interest rate swaps	--	(52)	--	(589)
Non interest income	2,563	2,783	1,465	1,866
Income before income tax expense	4,056	4,204	2,959	3,763
Income tax expense	1,409	1,457	1,084	1,365
Net income	2,647	2,748	1,875	2,398
Earnings per share:
Basic	$1.10	$1.14	$0.90	$1.42
Diluted	$1.07	$1.12	$0.85	$1.37

	Impact to Consolidated Statements of Changes In Shareholders’ Equity and Comprehensive Income (Loss) (In thousands) (Unaudited)
	June 30, 2005		June 30, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Total shareholders’ equity, January 1	$38,177	$38,141	$25,976	$25,990
Net income	2,647	2,748	1,875	2,398
Other comprehensive income (loss), net of tax	(132)	(294)	346	(182)
Total shareholders’ equity, June 30	40,514	40,418	35,746	35,755

	Impact to Consolidated Statements of Cash Flows (In thousands) (Unaudited)
	Six Months Ended
	June 30, 2005		June 30, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Cash Flows from Operating Activities:
Net income	$2,647	$2,748	$1,875	$2,398
Deferred income taxes	(1,823)	(1,776)	1,347	1,629
Depreciation, amortization and accretion, net	413	537	359	544
Change in fair value of interest rate swaps	--	(272)	--	(990)
Cash Flows from Operating Activities	1,462	1,462	5,068	5,068

Effects of the restatement by line item follow for the periods presented in the September 30, 2005 10-Q. The tax effect of the adjustments has been calculated using the Corporation’s marginal effective rate of 39.2%.

	Impact to Consolidated Balance Sheets
	(In thousands) (Unaudited)
	December 31, 2004
	As Previously Reported	As Restated
Other liabilities	$9,806	$9,842
Total liabilities	524,774	524,810
Retained earnings	17,229	16,752
Accumulated other comprehensive loss, net of tax	(1,118)	(677)
Total shareholders’ equity	38,177	38,141

	Impact to Consolidated Statements of Income (In thousands, except per share data) (Unaudited)
	Nine Months Ended September 30,
	2004
	As Previously Reported	As Restated
Interest expense on deposits	$7,314	$6,830
Interest expense on junior subordinated debentures	669	666
Total interest expense	8,547	8,060
Net interest income	11,864	12,351
Net interest income after provision for loan and lease losses	12,698	13,185
Change in fair value of interest rate swaps	--	829
Net cash settlement of interest rate swaps	--	(760)
Non interest income	2,196	2,265
Income before income tax expense	5,198	5,755
Income tax expense	2,407	2,640
Net income	2,791	3,115
Earnings per share:
Basic	$1.27	$1.42
Diluted	$1.22	$1.37

	Impact to Consolidated Statements of Changes In Shareholders’ Equity and Comprehensive Income (Loss) (In thousands) (Unaudited)
	September 30, 2004
	As Previously Reported	As Restated
Total shareholders’ equity, January 1	$25,976	$25,990
Net income	2,791	3,115
Other comprehensive income (loss), net of tax	626	447
Total shareholders' equity, September 30	37,124	37,283

	Impact to Consolidated Statements of Cash Flows (In thousands) (Unaudited)
	Nine Months Ended September 30, 2004
	As Previously Reported	As Restated
Cash Flows from Operating Activities:
Net income	$2,791	$3,115
Deferred income taxes	927	1,160
Depreciation, amortization and accretion, net	549	822
Change in fair value of interest rate swaps	--	(829)
Cash Flows from Operating Activities	5,443	5,443

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: November 21, 2005	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer